                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant                     /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       GLOBAL HIGH INCOME DOLLAR FUND INC.
                       INSURED MUNICIPAL INCOME FUND INC.
                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                        MANAGED HIGH YIELD PLUS FUND INC.
                       STRATEGIC GLOBAL INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------
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                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                       INSURED MUNICIPAL INCOME FUND INC.
                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                       MANAGED HIGH YIELD PLUS FUND INC.
                       STRATEGIC GLOBAL INCOME FUND, INC.

                              51 West 52nd Street
                         New York, New York 10019-6114

                                                               December 15, 2005

Dear Shareholder:

    Enclosed is a joint proxy statement ("proxy statement") asking you to vote in favor of a proposal for the election of directors ("Board Members"), for your Fund. Annual meetings are being held for the shareholders of Global High Income Dollar Fund Inc., Investment Grade Municipal Income Fund Inc. and Strategic Global Income Fund, Inc. Special meetings are being held for the shareholders of Insured Municipal Income Fund Inc. and Managed High Yield Plus Fund Inc. In each case, the meetings will be held on February 3, 2006 (the "Meetings") to consider this proposal and to transact any other business that may properly come before the Meetings. (The designation of a meeting as "annual" or "special" is linked to when a Fund would normally hold a shareholder meeting during a year. Shareholders are being asked to elect Board Members regardless of whether it is being called an "annual" or a "special" meeting.)

    In the past, when we have solicited proxies for your Fund, we may have enclosed a proxy statement directed solely to the shareholders of your Fund. This time, however, shareholders of several Funds are being asked to approve the same proposal with respect to the election of Board Members, and most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save your Fund money and to promote efficiency, one joint proxy statement has been prepared for all of these Funds. This may also save time for investors owning shares of more than one Fund.

    This proxy statement contains detailed information about the proposal, and we recommend that you read it carefully. We have also attached a "Questions and Answers" section that we hope will assist you in evaluating the proposal.
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    Thank you for your attention to this matter.

                                 Sincerely,

                                 /s/ W. Douglas Beck

                                 W. Douglas Beck
                                 President of Each Fund

Proxy cards for each of your Funds are enclosed along with the proxy statement. Please vote your shares today by signing and returning the enclosed proxy card(s) in the postage prepaid envelope provided. The Board of each of your Funds recommends that you vote "FOR" each proposal.

                             QUESTIONS AND ANSWERS

Q:................................................  WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:................................................  The purpose of this proxy solicitation is to ask you to vote on the election of seven members of
                                                    the Board of Directors (the "Boards") of Global
                                                    High Income Dollar Fund Inc., Insured Municipal
                                                    Income Fund Inc., Investment Grade Municipal
                                                    Income Fund Inc., Managed High Yield Plus Fund
                                                    Inc. and Strategic Global Income Fund, Inc. (each,
                                                    a "Fund" and together the "Funds"), whose terms
                                                    will be effective beginning February 3, 2006 or,
                                                    in the event of postponement or an adjournment or
                                                    adjournments of the meetings of shareholders (the
                                                    "Meetings"), such later date as shareholder
                                                    approval is obtained.

I.................................................  BOARD PROPOSAL

Q:................................................  WHY AM I BEING ASKED TO VOTE FOR BOARD MEMBERS?

A:................................................  Over the course of the past several years, several members of each Fund's Board (each, a "Board
                                                    Member") have ceased to serve as Board Members due
                                                    to retirement, resignation, or death. Each Board
                                                    currently has six Board Members, only four of whom
                                                    are standing for re-election. Each Board is
                                                    currently proposing for election seven nominees,
                                                    six of whom would be "Non-Interested Board
                                                    Members." ("Non-Interested Board Members" are
                                                    those Board Members who are not "interested
                                                    persons" of the Funds, as that term is defined in
                                                    the Investment Company Act of 1940, the primary
                                                    Federal statute regulating funds.)

                                                    Also, each Fund is listed on the New York Stock
                                                    Exchange, Inc. ("NYSE"). The NYSE requires each
                                                    Fund to hold an annual meeting each year for the
                                                    election of Board Members. For three of the Funds,
                                                    the Meeting will also serve as the "annual"
                                                    meeting, avoiding the expense of having two sets
                                                    of shareholder meetings in 2006. For the remaining
                                                    two Funds, the Meeting will be a "special"
                                                    meeting, and those Funds will need to hold
                                                    "annual" meetings at their usual time later this
                                                    year to vote on Board Members again because of the
                                                    timing of their fiscal year ends.

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
Q:................................................  HOW WERE THE NOMINEES CHOSEN?

A:................................................  Each Fund's Nominating and Corporate Governance
                                                    Committee is responsible for reviewing and making
                                                    recommendations to the Board with respect to the
                                                    composition of the Board. Recognizing that two
                                                    current Board Members will retire from the Board
                                                    in 2006 pursuant to the Board's current mandatory
                                                    retirement age policy, the Nominating and
                                                    Corporate Governance Committee recommended the
                                                    election of three new Board Members. (Only one of
                                                    the current Board Members who will retire in 2006
                                                    is standing for re-election.) The Boards
                                                    considered the long-term welfare of the Funds and
                                                    determined that expanding the size of the Boards
                                                    would enhance the Boards' supervisory capabilities
                                                    over the Funds. Each Nominating and Corporate
                                                    Governance Committee then reviewed with the Board
                                                    the requisite skills and criteria for new Board
                                                    Members, and, in consultation with legal counsel
                                                    for the Non-Interested Board Members, conducted a
                                                    search for candidates for Board membership. Each
                                                    Nominating and Corporate Governance Committee
                                                    selected and recommended, and each Fund's Board
                                                    approved, the nominees to stand for election.

Q:................................................  IF THE BOARD PROPOSAL IS APPROVED BY SHAREHOLDERS,
                                                    HOW MANY BOARD MEMBERS WILL SIT ON THE BOARD?

A:................................................  If all nominees are elected, each Fund's Board will consist initially of seven Board Members.
                                                    Four of these individuals currently serve as Board
                                                    Members; three will be new to each Fund's Board.
                                                    During 2006, one of the seven proposed Board
                                                    Members is expected to retire, reducing the number
                                                    of elected Board Members to six. (Two of the
                                                    current board members are not standing for
                                                    re-election.)

Q.................................................  WILL THE PROPOSALS BEING VOTED UPON INCREASE
                                                    ADVISORY FEES?

A.................................................  No. The advisory and administrative fees charged to each Fund are not being voted upon.
                                                    Shareholders are being asked to elect Board
                                                    Members, not change advisory contracts or fees.

Q.................................................  WILL THE PROPOSED CHANGES RESULT IN HIGHER FUND
                                                    EXPENSES?
A.................................................  Each Fund's expenses will increase by a relatively immaterial amount. Each Non-Interested Board
                                                    Member receives compensation from the funds he or
                                                    she oversees in the form of an annual retainer and
                                                    a fee for each Board or Board Committee meeting
                                                    actually attended. The Chairman of the Board and
                                                    the Chairperson of each of the Audit Committee and
                                                    the Nominating and Corporate Governance Committee
                                                    each receive an additional annual retainer fee
                                                    associated with his or her position. These fees
                                                    are allocated among all UBS funds overseen by the
                                                    Board Member, including the Funds.

                                                    Each Fund's Board currently has four
                                                    Non-Interested Board Members. If all the nominees
                                                    are elected, each Fund's Board will initially
                                                    consist of seven Board Members, six of whom will
                                                    be Non-Interested Board Members. Accordingly, the
                                                    cost to each Fund of Non-Interested Board Member
                                                    compensation will increase if all nominees are
                                                    elected. The amount of this increase to an
                                                    individual Fund is expected to be relatively
                                                    immaterial.
II................................................  GENERAL QUESTIONS
Q:................................................  WHAT ARE THE BOARDS' RECOMMENDATIONS?
A:................................................  Each Fund's Board recommends that all shareholders vote "FOR" the nominees for the Board.
Q:................................................  HOW CAN I VOTE?
A:................................................  You can vote:
                                                    -  By mail, with the enclosed proxy card; or
                                                    -  In person at the Meeting.
                                                    Whichever method you choose, please take the time
                                                    to read the proxy statement before you vote.
Q:................................................  I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY
                                                    CARD?
A:................................................  Please see the instructions at the end of the
                                                    Notice of the Annual and Special Meetings of
                                                    Shareholders, which is attached.
Q:................................................  WHY AM I RECEIVING PROXY INFORMATION FOR FUNDS
                                                    THAT I DO NOT OWN?
A:................................................  Since shareholders of each of these Funds are being asked to approve a proposal for the election
                                                    of Board Members, most of the information that
                                                    must be included in a proxy statement for your
                                                    Fund needs to be included in a proxy statement for
                                                    the other Funds as well. Therefore, in order to
                                                    save money and to promote efficiency, one proxy
                                                    statement has been prepared for all of the Funds.
                                                    This may also save you time if you own shares of
                                                    more than one Fund.

     THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT
                    THE PROPOSAL. PLEASE READ IT CAREFULLY.
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                 (This page has been left blank intentionally.)
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                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                       INSURED MUNICIPAL INCOME FUND INC.
                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                       MANAGED HIGH YIELD PLUS FUND INC.
                       STRATEGIC GLOBAL INCOME FUND, INC.
                                ----------------

             NOTICE OF ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 3, 2006
                                ----------------

TO THE SHAREHOLDERS:

    Annual meetings of shareholders of Investment Grade Municipal Income Fund Inc., Global High Income Dollar Fund Inc., and Strategic Global Income
Fund, Inc. and special meetings of shareholders of Insured Municipal Income Fund Inc. and Managed High Yield Plus Fund Inc. (together, the "Funds") will be held at 51 West 52nd Street, on the 16th Floor of the CBS Building, New York, New York 10019-6028, on February 3, 2006, at the times listed below, for the following purposes:

    MATTER TO BE VOTED UPON BY SHAREHOLDERS OF EACH FUND OTHER THAN INSURED MUNICIPAL INCOME FUND INC. AND
    INVESTMENT GRADE MUNICIPAL INCOME FUND INC.:

    To elect seven (7) members of the Fund's Board of Directors (each, a "Board Member" and, collectively, the "Board"), to serve until the next annual meeting of shareholders or until their successors are elected and qualified or until they retire, resign or are otherwise removed; whose terms will be effective beginning February 3, 2006 or, in the event of a postponement or an adjournment or adjournments of the meetingof shareholders, such later date as shareholder approval is obtained.

    MATTERS TO BE VOTED UPON ONLY BY SHAREHOLDERS OF EACH OF INSURED MUNICIPAL INCOME FUND INC. AND
    INVESTMENT GRADE MUNICIPAL INCOME FUND INC.:

    (1)  For all shareholders, to elect five (5) Board Members to serve until the next annual meeting of shareholders or until their successors are elected and qualified or until they retire, resign or are otherwise removed; whose terms will be effective beginning February 3, 2006 or, in the event of a postponement or an adjournment or adjournments of the meeting of shareholders, such later date as shareholder approval is obtained;

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
    (2)  For all shareholders of auction preferred shares, to elect two (2) Board Members to serve until the next annual meeting of shareholders or until their successors are elected and qualified or until they retire, resign or are otherwise removed, whose terms will be effective beginning
         February 3, 2006 or, in the event of a postponement or an adjournment or adjournments of the meeting of shareholders, such later date as shareholder approval is obtained.

    MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS OF EACH FUND:

    To transact such other business as may properly come before the meeting(s) or any adjournment thereof.

    You are entitled to vote at the meetings, and at any postponements or adjournments thereof, of each Fund in which you owned shares at the close of business on November 23, 2005. Please execute and return promptly in the enclosed envelope the accompanying proxy card(s) for the Fund(s) you own, which is being solicited by the Boards. Returning your proxy promptly is important to ensure a quorum at the meeting and to save the expense of further mailings. You may revoke your proxy at any time before it is exercised by (i) the subsequent execution and submission of a revised proxy, (ii) giving a written notice of revocation to the Fund/Funds, or (iii) voting in person at the meeting(s).

FUND                                                TIME OF MEETING
----                                                ---------------
Global High Income Dollar Fund Inc................       2:30
Insured Municipal Income Fund Inc.................       3:00
Investment Grade Municipal Income Fund Inc........       3:30
Managed High Yield Plus Fund Inc..................       4:00
Strategic Global Income Fund, Inc.................       4:30

    This notice and related proxy material are first being mailed to shareholders of the Funds on or about December 19, 2005.

                                 By Order of Each Fund's Board,

                                 Mark F. Kemper
                                 VICE PRESIDENT AND SECRETARY OF EACH FUND

DECEMBER 15, 2005
51 WEST 52ND STREET
NEW YORK, NEW YORK 10019-6114

                             YOUR VOTE IS IMPORTANT

                       NO MATTER HOW MANY SHARES YOU OWN

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD(S), BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR FOR WHICH YOU ARE ENTITLED TO CAST A VOTE NAMED IN THE ATTACHED PROXY STATEMENT AND, IN THE PROXIES' DISCRETION, EITHER "FOR" OR "AGAINST" ANY OTHER BUSINESS THAT MAY PROPERLY ARISE AT THE MEETING(S). IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO A FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                               Valid Signature
------------                                               ---------------
Corporate Accounts
  (1) ABC Corp....................................  ABC Corp.
                                                    John Doe, Treasurer
  (2) ABC Corp....................................  John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer...........  John Doe
  (4) ABC Corp. Profit Sharing Plan...............  John Doe, Trustee
Partnership Accounts
  (1) The XYZ Partnership.........................  Jane B. Smith, Partner
  (2) Smith and Jones, Limited Partnership........  Jane B. Smith, General Partner
Trust Accounts
  (1) ABC Trust Account...........................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/18/98.........  Jane B. Doe
Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o
    John B. Smith Jr. UGMA/UTMA...................  John B. Smith
  (2) Estate of John B. Smith.....................  John B. Smith, Jr., Executor

                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                       INSURED MUNICIPAL INCOME FUND INC.
                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                       MANAGED HIGH YIELD PLUS FUND INC.
                       STRATEGIC GLOBAL INCOME FUND, INC.

                              51 West 52nd Street
                         New York, New York 10019-6114
                                ----------------

                                PROXY STATEMENT
   ANNUAL AND SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON FEBRUARY 3, 2006
                                ----------------

    This joint proxy statement ("Proxy Statement") is being furnished to shareholders of the above-listed companies ("Funds") in connection with the solicitation by their respective Board of Directors of proxies to be used at annual (in the case of Investment Grade Municipal Income Fund Inc., Global High Income Dollar Fund Inc. and Strategic Global Income Fund, Inc.) and special (in the case of Insured Municipal Income Fund Inc. and Managed High Yield Plus Fund Inc.) meetings of shareholders to be held on February 3, 2006 at the times listed in Appendix A, at 51 West 52nd Street, on the 16th Floor of the CBS Building, New York, New York 10019-6028, or at any postponement, adjournment or adjournments thereof ("Meetings"). This Proxy Statement will first be mailed to Shareholders on or about December 19, 2005.

    Each Fund is a closed-end investment company ("Closed-End Fund") registered under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Maryland corporation. Each Fund's shares of common or auction preferred stock are referred to as "Shares," and the holders of the Shares as "Shareholders"; each Fund's board of directors is referred to as a "Board" and directors are referred to as "Board Members"; and each Fund's articles of incorporation is referred to as its "Charter." A listing of the shorthand names that are used in this Proxy Statement to refer to each Fund is set forth in Exhibit C.

    The Meetings are being held to consider and vote on the following matters, as indicated below and described more fully herein:

    MATTER TO BE VOTED UPON BY SHAREHOLDERS OF EACH FUND OTHER THAN INSURED MUNICIPAL INCOME FUND INC. AND
    INVESTMENT GRADE MUNICIPAL INCOME FUND INC.:

    To elect seven (7) Board Members to serve until the next annual meeting of shareholders or until their successors are elected and qualified or until they retire, resign or are otherwise removed; whose terms will be effective beginning February 3, 2006 or, in the event of a postponement or an adjournment or adjournments of the meeting of shareholders, such later date as shareholder approval is obtained.

    MATTERS TO BE VOTED UPON ONLY BY SHAREHOLDERS OF EACH OF INSURED MUNICIPAL INCOME FUND INC. AND
    INVESTMENT GRADE MUNICIPAL INCOME FUND INC.:

    (1)  For all shareholders, to elect five (5) Board Members to serve until the next annual meeting of shareholders or until their successors are elected and qualified or until they retire, resign or are otherwise removed; whose terms will be effective beginning February 3, 2006 or, in the event of a postponement or an adjournment or adjournments of the meeting of shareholders, such later date as shareholder approval is obtained;

    (2)  For all shareholders of auction preferred shares, to elect two (2) Board Members to serve until the next annual meeting of shareholders or until their successors are elected and qualified or until they retire, resign or are otherwise removed, whose terms will be effective beginning
         February 3, 2006 or, in the event of a postponement or an adjournment or adjournments of the meeting of shareholders, such later date as shareholder approval is obtained.

    MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS OF EACH FUND:

    To transact such other business as may properly come before the Meeting(s) or any adjournment thereof.

    UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as investment advisor and administrator to each Fund.

    The principal business office and address of UBS Global AM is 51 West 52nd Street, New York, New York 10019-6114. UBS Global AM is an indirect wholly-owned subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

                               VOTING INFORMATION

    Shareholders of record of a Fund at the close of business on November 23, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Meeting for that Fund. The number of Shares of each class of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit B to this Proxy Statement.

    QUORUM. For each Fund, the presence, in person or by proxy, of a majority of Shares of the Fund outstanding and entitled to vote on the Record Date will constitute a quorum for the transaction of business at its Meeting.

    REQUIRED VOTE. Board Members, including those who are not "interested persons" of a Fund as that term is defined by the Investment Act of 1940, as amended ("1940 Act") (each, an "Independent Board Member"), shall be elected by the affirmative vote of the holders of a plurality of the shares of that Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named.

    In the event that a quorum is not present at the Meeting for a Fund (including, with respect to Insured Municipal and Investment Grade Municipal, a quorum of the Fund's auction preferred shares ("APS") with respect to the election of the two Board Members to be elected solely by the APS), or if a quorum is present at the Meeting but sufficient votes to approve a Proposal for a Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting for the affected Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting, whether in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of the adjournment, and will vote those proxies marked "WITHHOLD" with respect to any proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Brokers who hold shares in "street name" for customers have discretionary authority to vote on "routine" proposals, such as the election of Board Members, when they have not received instructions from the beneficial owners of those shares. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes, if any, will be counted as Shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal. Accordingly, abstentions and broker non-votes will have no effect on a Proposal to elect Board Members, for which the required vote is a plurality of the votes cast, but effectively will be a vote against adjournment.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to each Fund other than Insured Municipal and Investment Grade Municipal, if you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the Meeting (E.G., adjourning the Meeting). With respect to Insured Municipal and Investment Grade Municipal: (1) with respect to the holders of the APS, if you give no voting instructions, your shares will be voted FOR the seven nominees named herein for the Board and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the Meeting; and (2) with respect to the holders of the Fund's common stock, if you give no voting instructions, your shares will be voted FOR the five nominees named herein for the Board for which the holders of the common stock are entitled to vote and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the Meeting. If any nominee for the Board should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as the Board Members who are not Independent Board Members may recommend.

    Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Fund's Secretary (the "Secretary") care of UBS Global AM at 51 West 52nd Street, New York, New York 10019-6114. To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person.

    Management does not know of any person who owned 5% or more of the Shares of any Fund as of November 23, 2005. To the knowledge of each Fund's Management, the Executive Officers and the Board Members, as a group, owned less than 1% of the outstanding shares of each Fund as of November 23, 2005.

    COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST ADDITIONAL COPIES OF A FUND'S ANNUAL AND SEMIANNUAL REPORTS BY, WITHOUT CHARGE, WRITING THE FUND C/O UBS GLOBAL AM AT 51 WEST 52ND STREET, NEW YORK, NEW YORK 10019-6114, OR BY CALLING TOLL FREE 1-800-793-8637.

    With respect to each Fund other than Insured Municipal and Investment Grade Municipal, each full Share outstanding is entitled to one vote and each fractional Share outstanding (for those Funds that issue fractional Shares) is entitled to a proportionate share of one vote with respect to each matter to be voted upon by the Shareholders. With respect to Insured Municipal and Investment Grade Municipal, and except as otherwise indicated herein, all of the outstanding shares of a Fund's common stock and APS will vote together as a single class. Each full share of the common stock or APS of Insured Municipal and Investment Grade Municipal is entitled to one vote, and each fractional share of each Fund's common stock or APS is entitled to a proportionate share of one vote. However, as described below, the holders of the APS, voting as a separate class, are entitled to elect two of their Fund's Board Members.

                  PROPOSALS FOR THE ELECTION OF BOARD MEMBERS

    DISCUSSION. The Proposals relate to the election of Board Members for each Fund. Each Fund proposes the election of the seven nominees named in the table below to comprise its Board. If elected, the terms of the seven nominees will begin effective February 3, 2006 or, in the event of a postponement or an adjournment or adjournments of the Meetings, such later date as Shareholder approval for a particular Fund is obtained (the "Effective Date"); until that time, the current Board will continue its term. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she retires, resigns or is otherwise removed.
Mrs. Margo Alexander and Mr. William D. White, current members of each Board, are not standing for re-election and will cease to be Board Members on the Effective Date if the Proposal is approved by the Shareholders of a Fund. NOTE THAT ONE OF THE NOMINEES, MR. DAVID J. BEAUBIEN, WHO IS CURRENTLY A MEMBER OF EACH FUND'S BOARD, WILL REACH RETIREMENT AGE LATER IN 2006. ACCORDINGLY, IF THE NOMINEES ARE ELECTED, ONLY SIX OF THE SEVEN NOMINEES MAY BE ON A BOARD BY THE END OF 2006.

    Over the course of the past several years, several members of each Fund's Board (each, a "Board Member") have ceased to serve as Board Members due to retirement, resignation, or death. Each Board currently has six Board Members, only four of whom are standing for re-election. Each Board is seeking to expand in size and is currently proposing for election seven nominees, six of whom would be Non-Interested Board Members.

    Each Fund's Nominating and Corporate Governance Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, recommended the election of new Board Members. The Boards considered the long-term welfare of the Funds and determined that the election of new Board Members would enhance the Boards' supervisory capabilities over the Funds. Each Nominating and Corporate Governance Committee, in consultation with legal counsel for the Non-Interested Board Members and Professor Feldberg, then reviewed with the Board the requisite skills and background possessed by the proposed new Board Members. In particular, the Nominating and Corporate Governance Committees noted that the new nominees have extensive investment industry and government experience, including accounting and auditing responsibilities at a high level and investment management oversight roles. Each Nominating and Corporate Governance Committee also noted that the addition of the new Board Members, in light of the impending retirement of incumbent Board Members, will help assure continuity of oversight of management operations and compliance by each Fund's Board. Each Nominating and Corporate Governance Committee selected and recommended, and each Fund's Board approved, the nominees to stand for election.

    Each Fund, other than Insured Municipal and Investment Grade Municipal, proposes the election by all of its shareholders of the seven nominees named in the table below to comprise its Board. Insured Municipal and Investment Grade Municipal each also propose the election of the seven nominees named in the table below to comprise its Board. In the case of each of Insured Municipal and Investment Grade Municipal, holders of the outstanding APS, voting as a separate class, are entitled to elect two of the Fund's Board Members. Meyer Feldberg and Richard R. Burt have been nominated as the Board Members that are to be elected solely by holders of the APS of Insured Municipal and Investment Grade Municipal. The other five Board Members will be elected by holders of the outstanding common stock and APS, voting together as a single class. Richard Q. Armstrong, David J. Beaubien, Alan S. Bernikow, Bernard H. Garil and Heather Richardson Higgins have been nominated as the Board Members that are to be elected by all common stock and APS holders of Insured Municipal and Investment Grade Municipal. (The election of two Board Members solely by the holders of APS is required by those Funds' Charters.)

    Mr. Alan S. Bernikow, Mr. Bernard H. Garil and Ms. Heather Richardson Higgins were each nominated by each Fund's Nominating and Corporate Governance Committee and then by the Board, along with the nominees who are existing Board Members, at a meeting held on July 20, 2005.
Messrs. Armstrong, Beaubien, Burt and Feldberg were last elected Board Members at a Fund's 2005 Annual Meeting of Shareholders.

    Each Board believes that a Fund will benefit from the diversity and experience of the nominees that would comprise the expanded Board. The nominees have had distinguished careers in government, finance and other areas and will bring a wide range of expertise to the Board. Six of the seven nominees, if elected, would be Non-Interested Board Members. Non-Interested Board Members are charged with special responsibilities to provide an independent check on Management and to review advisory and certain other agreements between each Fund and management. They also constitute the members of each Board's Audit Committee. (The seventh nominee, Professor Meyer Feldberg, is treated as an interested person of the Funds as defined in the 1940 Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Funds may conduct transactions.)

    The nominees for election as Board Members, their ages, a description of their principal occupations and, for the current Board Members, the year each was first elected or appointed as a Board Member are listed in the table below. As of November 23, 2005, none of the nominees own Shares of the Funds named in the Proxy Statement. A table indicating each nominee's ownership of Shares of other funds in the UBS fund complex overseen or to be overseen by the nominee is set forth in Exhibit D to this Proxy Statement.

                   CURRENT BOARD MEMBERS SEEKING RE-ELECTION

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                        TERM OF            PRINCIPAL              FUND               OTHER
  NAME,                            POSITION(S)        OFFICE* AND        OCCUPATION(S)          COMPLEX          DIRECTORSHIPS
  ADDRESS AND                       HELD WITH          LENGTH OF         DURING PAST 5        OVERSEEN BY           HELD BY
  AGE                                 FUNDS           TIME SERVED            YEARS              NOMINEE             NOMINEE
  -----------                      -----------        -----------        -------------       -------------       -------------
  INTERESTED BOARD MEMBER:
  Meyer Feldberg+; 63            Director          Since 1992          Professor Feldberg  Professor Feldberg  Professor Feldberg
  Morgan Stanley                                   (Investment Grade   is Dean Emeritus    is a director or    is also a director
  1585 Broadway                                    Municipal and       and Sanford         trustee of 30       of Primedia, Inc.
  33rd Floor                                       Strategic Global)   Bernstein           investment          (publishing),
  New York, NY 10036                                                   Professor of        companies           Federated
                                                   Since 1993          Leadership and      (consisting of 47   Department
                                                   (Insured            Ethics at Columbia  portfolios) for     Stores, Inc.
                                                   Municipal)          Business School,    which UBS Global    (operator of
                                                                       although on a two   AM or one of its    department
                                                   Since 1996          year leave of       affiliates serves   stores), Revlon,
                                                   (Global High        absence. He is      as investment       Inc. (cosmetics),
                                                   Income)             also a senior       advisor, sub-       and SAPPI, Ltd.
                                                                       advisor to Morgan   advisor or          (producer of
                                                   Since 1998          Stanley (financial  manager.            paper).
                                                   (Managed High       services) (since
                                                   Yield)              March 2005). Prior
                                                                       to July 2004, he
                                                                       was Dean and
                                                                       Professor of
                                                                       Management of the
                                                                       Graduate School of
                                                                       Business at
                                                                       Columbia
                                                                       University (since
                                                                       1989).
  INDEPENDENT BOARD MEMBERS:
  Richard Q. Armstrong; 70       Director and      Since 2004          Mr. Armstrong is    Mr. Armstrong is    None
  c/o Willkie Farr & Gallagher   Chairman of the   (Chairman of each   chairman and        a director or
  LLP                            Board of          Board)              principal of        trustee of 16
  787 Seventh Avenue             Directors                             R.Q.A. Enterprises  investment
  New York, NY 10019                               Director Since      (management         companies
                                                   1995                consulting firm)    (consisting of 33
                                                   (Global High        (since April 1991   portfolios) for
                                                   Income,             and principal       which UBS Global
                                                   Insured Municipal   occupation since    AM or one of its
                                                   and                 March 1995).        affiliates serves
                                                   Investment Grade                        as investment
                                                   Municipal)                              advisor, sub-
                                                                                           advisor or
                                                   Since 1996                              manager.
                                                   (Strategic Global)
                                                   Since 1998
                                                   (Managed High
                                                   Yield)

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                        TERM OF            PRINCIPAL              FUND               OTHER
  NAME,                            POSITION(S)        OFFICE* AND        OCCUPATION(S)          COMPLEX          DIRECTORSHIPS
  ADDRESS AND                       HELD WITH          LENGTH OF         DURING PAST 5        OVERSEEN BY           HELD BY
  AGE                                 FUNDS           TIME SERVED            YEARS              NOMINEE             NOMINEE
  -----------                      -----------        -----------        -------------       -------------       -------------
  David J. Beaubien; 71          Director          Since 2001          Mr. Beaubien is     Mr. Beaubien is a   Mr. Beaubien is
  84 Doane Road                                    (All Funds)         retired (since      director or         also a director of
  Ware, MA 01082                                                       2003). He was       trustee of 16       IEC Electronics,
                                                                       chairman of Yankee  investment          Inc., a
                                                                       Environmental       companies           manufacturer of
                                                                       Systems, Inc., a    (consisting of 33   electronic
                                                                       manufacturer of     portfolios) for     assemblies.
                                                                       meteor-ological     which UBS Global
                                                                       measuring systems   AM or one of its
                                                                       (since 1991).       affiliates serves
                                                                                           as investment
                                                                                           advisor, sub-
                                                                                           advisor or
                                                                                           manager.
  Richard R. Burt; 58            Director          Since 1995          Mr. Burt is         Mr. Burt is a       Mr. Burt is also a
  1275 Pennsylvania Ave., N.W                      (Global High        chairman of         director or         director of
  Washington, D.C. 20004                           Income,             Diligence Inc.      trustee of          Hollinger
                                                   Insured Municipal   (international      16 investment       International Inc.
                                                   and                 information and     companies           (publishing), The
                                                   Investment Grade    security firm) and  (consisting of      Central European
                                                   Municipal)          IEP Advisors        33 portfolios)      Fund, Inc., The
                                                                       (international      for which UBS       Germany
                                                   Since 1996          investments and     Global AM or one    Fund, Inc. and IGT
                                                   (Strategic Global)  consulting firm).   of its affiliates   Inc. (provides
                                                                                           serves as           technology to
                                                   Since 1998                              investment          gaming and
                                                   (Managed High                           advisor, sub-       wagering
                                                   Yield)                                  advisor or          industry). He is
                                                                                           manager.            also a director or
                                                                                                               trustee of funds
                                                                                                               in the Scudder
                                                                                                               Mutual Funds
                                                                                                               Family (consisting
                                                                                                               of
                                                                                                               52 portfolios).

---------------------------

  * Each Board Member who has attained the age of seventy-two (72) years is subject to retirement on the last day of the month in which he or she attains such age.

  + Professor Feldberg is deemed an "interested person" of the Funds as defined in the 1940 Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Funds may conduct transactions.

                         NEW NOMINEES SEEKING ELECTION

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                        TERM OF            PRINCIPAL              FUND               OTHER
  NAME,                            POSITION(S)        OFFICE* AND        OCCUPATION(S)          COMPLEX          DIRECTORSHIPS
  ADDRESS AND                       HELD WITH          LENGTH OF          DURING PAST         OVERSEEN BY           HELD BY
  AGE                                  FUND           TIME SERVED           5 YEARS             NOMINEE             NOMINEE
  -----------                      -----------        -----------        -------------       -------------       -------------
  Alan S. Bernikow; 64           Nominee           N/A                 Mr. Bernikow has    If elected,         Mr. Bernikow is
  c/o Deloitte & Touche                                                been a consultant   Mr. Bernikow        also a director of
  1633 Broadway                                                        on non- management  would be a          Revlon, Inc.
  New York, NY 10019                                                   matters for the     director or         (cosmetics) (and
                                                                       firm of             trustee of 16       serves as the
                                                                       Deloitte & Touche   investment          chair of its audit
                                                                       (international      companies           committee), a
                                                                       accounting and      (consisting of 33   director of
                                                                       consulting firm)    portfolios) for     Mack-Cali Realty
                                                                       (since June 2003).  which UBS Global    Corporation (real
                                                                       Previously, he was  AM or one of its    estate investment
                                                                       Deputy Chief        affiliates serves   trust) (and serves
                                                                       Executive Officer   as investment       as the chair of
                                                                       at Deloitte &       advisor, sub-       its audit
                                                                       Touche.             advisor or          committee) and a
                                                                                           manager.            director of the
                                                                                                               Casual Male Retail
                                                                                                               Group, Inc.
                                                                                                               (menswear).
  Bernard H. Garil; 65           Nominee           N/A                 Mr. Garil is        If elected,         Mr. Garil is also
  6754 Casa Grande Way                                                 retired (since      Mr. Garil would     a director of the
  Delray Beach, FL 33446                                               2001). He was a     be a director or    OFI Trust Company
                                                                       Managing Director   trustee of 16       (commercial trust
                                                                       at PIMCO Advisory   investment          company) and a
                                                                       Services (from      companies           trustee for the
                                                                       1999 to 2001)       (consisting of 33   Brooklyn College
                                                                       where he served as  portfolios) for     Foundation, Inc.
                                                                       President of        which UBS Global    (charitable
                                                                       closed-end funds    AM or one of its    foundation).
                                                                       and Vice-President  affiliates serves
                                                                       of the variable     as investment
                                                                       insurance product   advisor, sub-
                                                                       funds advised by    advisor or
                                                                       OpCap Advisors      manager.
                                                                       (until 2001).

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                        TERM OF            PRINCIPAL              FUND               OTHER
  NAME,                            POSITION(S)        OFFICE* AND        OCCUPATION(S)          COMPLEX          DIRECTORSHIPS
  ADDRESS AND                       HELD WITH          LENGTH OF          DURING PAST         OVERSEEN BY           HELD BY
  AGE                                  FUND           TIME SERVED           5 YEARS             NOMINEE             NOMINEE
  -----------                      -----------        -----------        -------------       -------------       -------------
  Heather Richardson Higgins;    Nominee           N/A                 Ms. Higgins is the  If elected,         None
  46                                                                   President and       Ms. Higgins would
  255 E. 49th St.,                                                     Director of The     be a director or
  Suite 23D                                                            Randolph            trustee of 16
  New York, NY 10017                                                   Foundation          investment
                                                                       (charitable         companies
                                                                       foundation)         (consisting of 33
                                                                       (since 1991).       portfolios) for
                                                                       Ms. Higgins also    which UBS Global
                                                                       serves on the       AM or one of its
                                                                       boards of several   affiliates serves
                                                                       non-profit          as investment
                                                                       charitable groups,  advisor, sub-
                                                                       including the       advisor or
                                                                       Independent         manager.
                                                                       Women's Forum
                                                                       (chairman), the
                                                                       Philanthropy
                                                                       Roundtable (vice
                                                                       chairman) and the
                                                                       Hoover Institution
                                                                       (executive
                                                                       committee).

---------------------------

  * Each Board Member who has attained the age of seventy-two (72) years is subject to retirement on the last day of the month in which he or she attains such age.

 THE BOARD, INCLUDING THE NON-INTERESTED BOARD MEMBERS, UNANIMOUSLY RECOMMENDS
     THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER THE PROPOSALS.

    As of November 23, 2005, neither the Non-Interested Board Members, nor Professor Feldberg, nor their immediate family members, nor the nominees nor their immediate family members, owned any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

    The Board of each Fund met several times during its last full fiscal year as set forth in Exhibit K. (Each Fund's fiscal year end is set forth in Exhibit B.) Each Board Member attended at least 75% of the meetings of the Board held during each Fund's last fiscal year. The Board Members are not required to attend a Fund's annual or special meetings, and no Board Members attended the annual meeting of shareholders in 2005.

    Each Fund's Board has established an Audit Committee that acts pursuant to a written charter ("Audit Committee Charter") and is responsible for, among other things, overseeing the scope of the Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices, and its internal controls. A copy of the Audit Committee Charter is attached as Exhibit E. In fulfilling its duties, each Fund's Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 and discussed the independent registered public accounting firm's independence with them; and (d) based upon its review of the above, recommended to the Board that the Fund's audited financial statements be included in each Fund's annual report to Shareholders for the fiscal year.

    While each Fund's Audit Committee has the duties and responsibilities set forth in its Audit Committee Charter and described above, each Fund's Audit Committee is not responsible for planning or conducting the Fund's audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities under each Fund's Audit Committee Charter, it is recognized (i) that the members of that Fund's Audit Committee are not full-time employees of the Fund; (ii) it is not the duty or the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards; and (iii) each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information;
(b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global AM or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of a Fund's financial statements by the Fund's Audit Committee is not of the same quality as the audit performed by the independent auditors.

    Each Fund's Audit Committee currently consists of Messrs. Armstrong, Beaubien, Burt and White (a current Board Member who is not standing for re-election), none of whom have any relationship to a Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the New York Stock Exchange ("NYSE") applicable to closed-end Funds. Each member of a Fund's Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met several times during each Fund's last full fiscal year as set forth in Exhibit K, and each member attended at least 75% of those meetings.

    Each Fund's Board has also established a Nominating and Corporate Governance Committee that acts pursuant to a written charter ("Nominating and Corporate Governance Committee Charter"). Each Fund's Nominating and Corporate Governance Committee is responsible for, among other things: selecting, evaluating and recommending to the Board candidates to be nominated as additional Non-Interested Board Members; reviewing the composition of the Board and the compensation arrangements for each of the Board Members; performing an annual evaluation of the Board and its committees; reporting on such evaluation to the Board; and performing such other corporate governance functions as the Board may authorize. A copy of the Nominating and Corporate Governance Committee Charter is attached as Exhibit F. Each Fund's Nominating and Corporate Governance Committee currently consists of Messrs. Burt and White (a current Board Member who is not standing for re-election), neither of whom is an "interested person" for purposes of the 1940 Act, and both of whom are independent as defined under listing standards of the NYSE applicable to closed-end funds. (The Nominating and Corporate Governance Committee normally is comprised of at least three Board Members; however, one member died in 2005, and Mr. White is not standing for re-election. The Board anticipates that replacements will be appointed subsequent to the elections of the nominees.) Each Nominating and Corporate Governance Committee met several times during each Fund's last full fiscal year as set forth in Exhibit K, and each member attended at least 75% of those meetings.

    In nominating candidates, each Nominating and Corporate Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for Board membership, each Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an "interested person" as defined in the 1940 Act, meets the applicable independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, other Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member; (iv) the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate's experience with the experience of other Board Members, and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

    Each Nominating and Corporate Governance Committee will consider nominees recommended by Shareholders if a vacancy occurs. In order to recommend a nominee, a Shareholder should send a letter to the chairperson of each Fund's Nominating and Corporate Governance Committee, Mr. Richard Burt, care of the Secretary of the Fund at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating and Corporate Governance Committee." The Shareholder's letter should state the nominee's name and should include the nominees RESUME or CURRICULUM VITAE, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by Shareholders. No Fund's Board has a standing compensation committee. Shareholders can send other communications to a Board care of its chairman at the following address:
Mr. Richard Q. Armstrong--UBS Funds, c/o Wilkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019.

    Effective January 1, 2006, each Non-Interested Board Member will receive, in the aggregate from the funds within the UBS fund complex he or she oversees (including the Funds), an annual retainer of $95,000 and a $13,000 fee for each regular joint Board meeting of the Boards of the funds (and each in-person special joint meeting of the Boards of the funds) actually attended. Non-Interested Board Members who participate in previously scheduled in-person joint meetings of the Boards of the funds by telephone to accommodate other business obligations are paid $2,000 for such meetings. Non-Interested Board Members who participate in previously scheduled in-person joint meetings of the Boards of the funds by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Effective January 1, 2006, each Non-Interested Board Member will receive, from the relevant fund, $2,000 for each special in-person meeting (not held as a joint meeting) of the Board of that fund actually attended when a fund's Board must meet separately from the regulatory scheduled joint Board meetings. Effective January 1, 2006, Non-Interested Board Members who participate in scheduled telephone meetings of the Board(s) of one or more funds are paid $1,000 for each such meeting actually attended.

    Effective January 1, 2006, the fund's Chairman will receive annually an additional $50,000; the chairperson of the Audit Committee will receive annually an additional $35,000; and the chairperson of the Nominating and Corporate Governance Committee will receive annually an additional $25,000; provided that, if a Board Member simultaneously holds more than one such position, he or she is paid only the higher of the fees otherwise payable for these positions. Effective January 1, 2006, Non-Interested Board Members who are also members of the Audit Committee and/or Nominating and Corporate Governance Committee are paid $2,000 for each meeting of such Committee actually attended, provided that such meeting is not held in conjunction with a regularly scheduled Board meeting. The foregoing fees will be allocated among all funds within the UBS fund complex overseen by the Board Member (including the Funds) as follows:
(i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment, and (ii) one-half of the expense will be allocated according to the number of such funds (i.e., expenses divided by number of funds yields per-fund allocation); provided, however, that where a special meeting is held with respect to one or more funds (as opposed to joint meetings for all funds), then only the relevant funds bear the related fees. All Board Members are reimbursed for expenses incurred in attending meetings. Professor Feldberg, as an interested Board Member, is compensated by management.

    Each Board Member who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month on which he or she attains such age.

                               COMPENSATION TABLE

    The table below sets forth certain information relating to the compensation of the current members of the Board who held office with the Funds for each Fund's most recent fiscal year. No Fund has a bonus, pension, profit sharing or retirement plan.

                              COMPENSATION TABLE*+

                           INTERESTED
                             BOARD
AMOUNTS PAID DURING THE      MEMBER             NON-INTERESTED BOARD MEMBERS
MOST RECENT FISCAL YEAR    ----------  ----------------------------------------------
FROM                         MEYER     RICHARD Q.  DAVID J.  RICHARD R.   WILLIAM D.
FUND TO BOARD MEMBERS      FELDBERG**  ARMSTRONG   BEAUBIEN     BURT         WHITE
-----------------------    ----------  ----------  --------  ----------   ----------
GLOBAL HIGH INCOME ......    $1,289      $3,144     $2,581     $2,725       $2,581
(fiscal year ended
October 31, 2005)
INSURED MUNICIPAL .......    $3,017      $3,326     $2,794     $2,794       $2,794
(fiscal year ended
March 31, 2005)
INVESTMENT GRADE             $2,114      $3,036     $2,510     $2,581       $2,510
MUNICIPAL ...............
(fiscal year ended
September 30, 2005)
MANAGED HIGH YIELD ......    $2,635      $2,904     $2,419     $2,419       $2,419
(fiscal year ended
May 31, 2005)
STRATEGIC GLOBAL ........    $1,224      $2,964     $2,432     $2,568       $2,432
(fiscal year ended
November 30, 2005)
TOTAL COMPENSATION PAID
TO BOARD MEMBERS FROM
FUNDS AND FUND COMPLEX
FOR THE YEAR ENDED
DECEMBER 31, 2004++ .....  $249,000    $150,875    $129,000  $127,000     $129,000

------------------------

  *  The new nominees--Mr. Alan S. Bernikow, Mr. Bernard H. Garil, and
     Ms. Heather Richardson Higgins--have not yet served as Board Members and accordingly have not been compensated as Board Members for the Funds.

 ** Until March 1, 2005, Professor Feldberg was a Non-Interested Board Member and was compensated as such by the funds for which UBS Global AM or an affiliate served as investment advisor, sub-advisor or manager. Effective March 1, 2005, Professor Feldberg is an "interested person" of the funds by virtue of his position as senior advisor with Morgan Stanley. As such, Professor Feldberg is no longer compensated by the funds for which UBS Global AM serves as investment advisor, sub-advisor or manager. The compensation amounts listed in the Compensation Table for Professor Feldberg represent only those amounts paid by the funds.

  + Only Non-Interested Board Members are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; Board Members who are "interested persons," as defined in the 1940 Act, do not receive compensation from the funds within the UBS fund complex.

 ++ Represents fees paid during the calendar year ended December 31, 2004 to each Board Member by: (a) 16 investment companies in the case of
     Messrs. Armstrong, Beaubien and Burt, and (b) 31 investment companies in the case of Professor Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

INFORMATION CONCERNING THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Each Fund's financial statements for its last-completed fiscal year were audited by Ernst & Young LLP ("Ernst & Young"), independent registered public accounting firm. In addition, Ernst & Young prepares each Fund's federal and state annual income tax returns and provides certain non-audit services. Each Fund's Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. Each Audit Committee has selected Ernst & Young as the Fund's independent registered public accounting firm and such selection has been ratified by each Fund's Board.
Ernst & Young's length of service as each Fund's independent registered public accounting firm is set forth in Exhibit L. Ernst & Young has informed each Fund that it has no material direct or indirect financial interest in the Fund.

    Representatives of Ernst & Young are not expected to be present at the Meetings, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES.

    The aggregate fees billed by Ernst & Young for professional services rendered to the Funds for the audit of each Fund's annual financial statements for the last two fiscal years are set forth in Exhibit G. Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

AUDIT-RELATED FEES.

    The aggregate audit-related fees billed by Ernst & Young for services rendered to the Funds that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, during each Fund's last two fiscal years are set forth in Exhibit H.

    Fees included in the audit-related category are those associated with
(1) the reading and providing of comments on each Fund's two most recent semiannual financial statements, and (2) review of the consolidated reports to certain UBS funds (including the Funds) on the profitability of management to assist the Board Members in their advisory/administration contract reviews and
(3) with respect to Managed High Yield, performance of agreed-upon procedures governing compliance with credit facility provisions for the Fund's two most recent fiscal years. With respect to Insured Municipal and Investment Grade Municipal, fees included in the audit-related fees categories also included

(4) auction preferred shares testing for the Funds' two most recent fiscal year ends.

    With respect to Rule 2-01(c)(7)(i)(c) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the DE MINIMIS exception for the Funds' two most recent fiscal years on behalf of
(i) the Funds' service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

TAX FEES.

    The aggregate tax fees billed by Ernst & Young for services rendered to the Funds for each of the last two fiscal years are set forth in Exhibit I. Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

    With respect to Rule 2-01(c)(7)(i)(c) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the DE MINIMIS exception for the Funds' two most recent fiscal years on behalf of (i) the Funds' service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

ALL OTHER FEES.

    For the Funds' two most recent fiscal years, there were no fees billed by Ernst & Young for other services provided to any Fund. Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Funds.

    There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Funds, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Funds.

    With respect to Rule 2-01(c)(7)(i)(c) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the DE MINIMIS exception for the Funds' two most recent fiscal years on behalf of
(i) the Funds' service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

    Each Fund's Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

    The Audit Committee shall:

    2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and

------------------------

     (1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services;
            (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

            Pre-approval by the Committee of any permissible non-audit services is not required so long as (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which any permissible non-audit services are provided) by (a) the Fund, (b) its investment advisor and
            (c) any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee (or its delegate(s)) prior to the completion of the audit.

            permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report its decision(s) to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund's officers).

AGGREGATE NON-AUDIT FEES.

    The aggregate non-audit fees billed by Ernst & Young for services rendered to the Funds for each of the last two fiscal years are set forth in Exhibit J. No Fund's Audit Committee was required to consider whether the provision of non-audit services that were rendered to the Fund's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining Ernst & Young's independence.

                               EXECUTIVE OFFICERS

    Officers of each Fund are appointed by its Board and serve at the pleasure of the Board. None of the Funds' officers currently receives any compensation from the Funds. The executive officers of each Fund are:

                                                 TERM OF
                                                 OFFICE++
                         POSITION(S) HELD       AND LENGTH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                             WITH THE            OF TIME          NUMBER OF PORTFOLIOS IN FUND COMPLEX FOR
NAME, ADDRESS AND AGE         FUNDS+              SERVED               WHICH PERSON SERVES AS OFFICER
---------------------    ----------------       ----------      --------------------------------------------
Joseph Allessie*; 40    Vice President and      Since 2005      Mr. Allessie is a director and deputy general
                        Assistant                               counsel at UBS Global Asset Management (US)
                        Secretary                               Inc. and UBS Global Asset Management
                                                                (Americas) Inc. (collectively, "UBS Global
                                                                AM--Americas region") (since 2005). Prior to
                                                                joining UBS Global AM--Americas region, he
                                                                was senior vice president and general counsel
                                                                of Kenmar Advisory Corp. (from 2004 to 2005).
                                                                Prior to that Mr. Allessie was general
                                                                counsel and secretary of GAM USA Inc., GAM
                                                                Investments, GAM Services, GAM Funds, Inc.
                                                                and the GAM Avalon Funds (from 1999 to 2004).
                                                                Such entities are affiliates of UBS Global
                                                                AM--Americas region. Prior to joining GAM,
                                                                Mr. Allessie was Regulatory Officer to the
                                                                State of New Jersey, Department of Law and
                                                                Public Safety, Bureau of Securities (from
                                                                1993 to 1999). Mr. Allessie is a vice
                                                                president and assistant secretary of 20
                                                                investment companies (consisting of
                                                                86 portfolios) for which UBS Global
                                                                AM--Americas region or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

W. Douglas Beck*; 38    President               Since 2005      Mr. Beck is an executive director and head of
                                                                product development and management for UBS
                                                                Global AM--Americas region (since 2002). From
                                                                March 1998 to November 2002, he held various
                                                                positions at Merrill Lynch, the most recent
                                                                being first vice president and co-manager of
                                                                the managed solutions group. Mr. Beck is
                                                                president of 20 investment companies
                                                                (consisting of 86 portfolios) for which UBS
                                                                Global AM--Americas region or one of its
                                                                affiliates serves as investment advisor,
                                                                sub-advisor or manager, and was vice
                                                                president of such investment companies from
                                                                2003 to 2005.

                                                 TERM OF
                                                 OFFICE++
                         POSITION(S) HELD       AND LENGTH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                             WITH THE            OF TIME          NUMBER OF PORTFOLIOS IN FUND COMPLEX FOR
NAME, ADDRESS AND AGE         FUNDS+              SERVED               WHICH PERSON SERVES AS OFFICER
---------------------    ----------------       ----------      --------------------------------------------
Thomas Disbrow*; 39     Vice President and   Since 2000 (Vice   Mr. Disbrow is a director, head of retail
                        Treasurer           President); since   mutual fund operations and co-head of the
                                             2004 (Treasurer)   mutual fund finance department of UBS Global
                                                                AM--Americas region. Prior to November 1999,
                                                                he was a vice president of Zweig/Glaser
                                                                Advisers. Mr. Disbrow is a vice president and
                                                                treasurer of 16 investment companies
                                                                (consisting of 33 portfolios) and vice
                                                                president and assistant treasurer of four
                                                                investment companies (consisting of
                                                                53 portfolios) for which UBS Global
                                                                AM--Americas region or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.
Elbridge T. Gerry       Vice President          Since 1996      Mr. Gerry is a managing director-- municipal
  III*; 48              (Investment Grade                       fixed income of UBS Global AM--Americas
                        Municipal and                           region. Mr. Gerry is a vice president of six
                        Insured Municipal)                      investment companies (consisting of
                                                                10 portfolios) for which UBS Global
                                                                AM--Americas region or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.
Mark F. Kemper**; 47    Vice President and      Since 2004      Mr. Kemper is general counsel of UBS Global
                        Secretary                               AM--Americas region (since July 2004).
                                                                Mr. Kemper also is an executive director of
                                                                UBS Global AM--Americas region. He was deputy
                                                                general counsel of UBS Global Asset
                                                                Management (Americas) Inc. ("UBS Global AM--
                                                                Americas") from July 2001 to July 2004. He
                                                                has been secretary of UBS Global AM--Americas
                                                                since 1999 and assistant secretary of UBS
                                                                Global Asset Management Trust Company since
                                                                1993. Mr. Kemper is secretary of UBS Global
                                                                AM--Americas region (since 2004). Mr. Kemper
                                                                is vice president and secretary of 20
                                                                investment companies (consisting of 86
                                                                portfolios) for which UBS Global AM--Americas
                                                                region or one of its affiliates serves as
                                                                investment advisor, sub-advisor or manager.
Joanne M. Kilkeary*;    Vice President and      Since 2004      Ms. Kilkeary is an associate director (since
  37                    Assistant                               2000) and a senior manager (since 2004) of
                        Treasurer                               the mutual fund finance department of UBS
                                                                Global AM--Americas region. Ms. Kilkeary is a
                                                                vice president and assistant treasurer of 16
                                                                investment companies (consisting of
                                                                33 portfolios) for which UBS Global
                                                                AM--Americas region or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

                                                 TERM OF
                                                 OFFICE++
                         POSITION(S) HELD       AND LENGTH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                             WITH THE            OF TIME          NUMBER OF PORTFOLIOS IN FUND COMPLEX FOR
NAME, ADDRESS AND AGE         FUNDS+              SERVED               WHICH PERSON SERVES AS OFFICER
---------------------    ----------------       ----------      --------------------------------------------
Tammie Lee*; 34         Vice President and      Since 2005      Ms. Lee is a director and associate general
                        Assistant                               counsel of UBS Global AM-- Americas region
                        Secretary                               (since November 2005). Prior to joining UBS
                                                                Global AM--Americas region, she was vice
                                                                president and counsel at Deutsche Asset
                                                                Management/Scudder Investments from April
                                                                2003 to October 2005. Prior to that she was
                                                                assistant vice president and counsel at
                                                                Deutsche Asset Management/Scudder Investments
                                                                from July 2000 to March 2003. Prior to
                                                                joining Deutsche Asset Management/ Scudder
                                                                Investments, she was assistant counsel at
                                                                First Investors Corporation from August 1996
                                                                to June 2000. Ms. Lee is a vice president and
                                                                assistant secretary of 20 investment
                                                                companies (consisting of 86 portfolios) for
                                                                which UBS Global AM--Americas region or one
                                                                of its affiliates serves as investment
                                                                advisor, sub-advisor or manager.
Joseph T. Malone *; 38  Vice President and      Since 2004      Mr. Malone is a director and co-head of the
                        Assistant                               mutual fund finance department of UBS Global
                        Treasurer                               AM--Americas region. From August 2000 through
                                                                June 2001, he was the controller at AEA
                                                                Investors Inc. From March 1998 to August
                                                                2000, Mr. Malone was a manager within the
                                                                investment management services practice of
                                                                PricewaterhouseCoopers LLC. Mr. Malone is
                                                                vice president and assistant treasurer of 16
                                                                investment companies (consisting of
                                                                33 portfolios) and vice president, treasurer
                                                                and principal accounting officer of four
                                                                investment companies (consisting of
                                                                53 portfolios) for which UBS Global
                                                                AM--Americas region or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.
Joseph McGill*; 43      Vice President and      Since 2004      Mr. McGill is an executive director and chief
                        Chief Compliance                        compliance officer at UBS Global AM--Americas
                        Officer                                 region (since 2003). Prior to joining UBS
                                                                Global AM--Americas region, he was assistant
                                                                general counsel at J. P. Morgan Investment
                                                                Management (from 1999 to 2003). Mr. McGill is
                                                                a vice president and chief compliance officer
                                                                of 20 investment companies (consisting of
                                                                86 portfolios) for which UBS Global
                                                                AM--Americas region or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

                                                 TERM OF
                                                 OFFICE++
                         POSITION(S) HELD       AND LENGTH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                             WITH THE            OF TIME          NUMBER OF PORTFOLIOS IN FUND COMPLEX FOR
NAME, ADDRESS AND AGE         FUNDS+              SERVED               WHICH PERSON SERVES AS OFFICER
---------------------    ----------------       ----------      --------------------------------------------
Kevin McIntyre*; 39     Vice President          Since 2005      Mr. McIntyre is a director (since March 2003)
                        (Insured Municipal                      and portfolio manager (since October 2005) of
                        and Investment                          UBS Global AM-- Americas region. He is also
                        Grade Municipal)                        Head of Municipal Trading since 2002. Prior
                                                                to that he was a trader and assistant
                                                                portfolio manager with UBS Global
                                                                AM--Americas region. Mr. McIntyre is a vice
                                                                president of two investment companies
                                                                (consisting of two portfolios) for which UBS
                                                                Global AM--Americas region or one of its
                                                                affiliates serves as investment advisor,
                                                                sub-advisor or manager.
John Penicook**; 47     Vice President          Since 2002      Mr. Penicook is a managing director and
                        (Global High                            global head of fixed income of UBS Global
                        Income, Managed                         AM--Americas region. Mr. Penicook is a vice
                        High Yield, and                         president of three investment companies
                        Strategic Global)                       (consisting of three portfolios) for which
                                                                UBS Global AM--Americas region or one of its
                                                                affiliates serves as investment advisor,
                                                                sub-advisor or manager.
Marianne Rossi*; 45     Vice President          Since 2004      Ms. Rossi is a managing director and head of
                        (Managed High                           global high yield at UBS Global AM--Americas
                        Yield)                                  region (since April 2000). Prior to April
                                                                2000, she was a managing director and part of
                                                                the high yield team at Credit Suisse Asset
                                                                Management. Ms. Rossi is a vice president of
                                                                one investment company (consisting of one
                                                                portfolio) for which UBS Global AM--Americas
                                                                region or one of its affiliates serves as
                                                                investment advisor, sub-advisor or manager.
Eric Sanders*; 40       Vice President and      Since 2005      Mr. Sanders is a director and associate
                        Assistant                               general counsel of UBS Global AM- Americas
                        Secretary                               region (since July 2005). From 1996 until
                                                                June 2005, he held various positions at Fred
                                                                Alger & Company, Incorporated, the most
                                                                recent being assistant vice president and
                                                                associate general counsel. Mr. Sanders is a
                                                                vice president and assistant secretary of 20
                                                                investment companies (consisting of
                                                                86 portfolios) for which UBS Global
                                                                AM--Americas region or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.
Uwe Schillhorn**; 41    Vice President          Since 2004      Mr. Schillhorn is an executive director, and
                        (Global High                            head of emerging markets debt (since 2004) of
                        Income and                              UBS Global AM-- Americas region.
                        Strategic Global)                       Mr. Schillhorn is a vice president of two
                                                                investment companies (consisting of
                                                                two portfolios) for which UBS Global
                                                                AM--Americas region or one of its affiliates
                                                                serves as investment advisor, sub-advisor or
                                                                manager.

                                                 TERM OF
                                                 OFFICE++
                         POSITION(S) HELD       AND LENGTH      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                             WITH THE            OF TIME          NUMBER OF PORTFOLIOS IN FUND COMPLEX FOR
NAME, ADDRESS AND AGE         FUNDS+              SERVED               WHICH PERSON SERVES AS OFFICER
---------------------    ----------------       ----------      --------------------------------------------
Keith A. Weller*; 44    Vice President and                      Mr. Weller is an executive director and
                        Assistant                               senior associate general counsel of UBS
                        Secretary                               Global AM--Americas region. Mr. Weller is a
                        Global High             Since 1995      vice president and assistant secretary of
                        Income, Insured                         20 investment companies (consisting of
                        Municipal,                              86 portfolios) for which UBS Global
                        Investment Grade                        AM--Americas region or one of its affiliates
                        Municipal, and                          serves as investment advisor, sub-advisor or
                        Strategic Global                        manager.
                        Managed High Yield      Since 1998

--------------------------------

  +  Unless otherwise noted, position is held with each Fund.

 ++ Officers of the Funds are appointed by the Board Members and serve at the pleasure of each Board.

  * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

 ** This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

                             ADDITIONAL INFORMATION

    The solicitation of proxies will be made primarily by mail, but solicitations may also be made by telephone or in person by regular employees of UBS Global AM, who will not receive any compensation therefor from the Funds. All costs of a Fund's solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material and (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares will be borne by such Fund.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    No Fund is aware of any outstanding report required to be filed pursuant to
Section 16(a) of the Securities Exchange Act of 1934 by any Board Member or officer.

                             SHAREHOLDER PROPOSALS

    The Funds have annual meetings of shareholders. Shareholders of a Fund who wish to submit proposals to be considered at such Fund's next annual meeting of shareholders should send such proposals to the Secretary of the Fund at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at the next annual meeting, shareholder proposals must be received by the Fund by no later than the following dates, which have been determined on the basis of SEC rules:

FUND                                             DATE
----                                             ----
Global High Income......................  August 21, 2006*     for the Fund's 2007 annual meeting

Insured Municipal.......................  January 27, 2006     for the Fund's 2006 annual meeting

Investment Grade........................  August 21, 2006*     for the Fund's 2007 annual meeting

Managed High Yield......................  March 29, 2006       for the Fund's 2006 annual meeting

Strategic Global........................  August 21, 2006*     for the Fund's 2007 annual meeting

-------------------

  * The last date for the submission of shareholder proposals for the Fund's 2006 annual meeting has already passed.

    Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meetings other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of each Fund.

                                 By Order of Each Fund's Board,

                                 Mark F. Kemper
                                 VICE PRESIDENT AND SECRETARY OF EACH FUND

December 15, 2005

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                 EXHIBIT INDEX

Exhibit A--Time of Shareholder Meetings.....................     A-1

Exhibit B-- State of Organization, Fiscal Year End and
           Shares Outstanding as of Record Date.............     B-1

Exhibit C-- List of Shorthand Names of Funds as Used in This
           Proxy Statement..................................     C-1

Exhibit D-- Board Member and Nominee Ownership of Fund
           Shares...........................................     D-1

Exhibit E--Audit Committee Charter..........................     E-1

Exhibit F-- Nominating and Corporate Governance Committee
           Charter..........................................     F-1

Exhibit G--Audit Fees Paid to Fund Auditors.................     G-1

Exhibit H--Audit-Related Fees Paid to Fund Auditors.........     H-1

Exhibit I--Tax Fees Paid to Fund Auditors...................     I-1

Exhibit J--Aggregate Non-Audit Fees Paid to Fund Auditors...     J-1

Exhibit K-- Schedule of Board, Audit Committee and
           Nominating and Corporate Governance Committee
           Meetings.........................................     K-1

Exhibit L--Length of Service of Ernst & Young...............     L-1

                                                                       EXHIBIT A

                          TIME OF SHAREHOLDER MEETINGS

FUND                                                TIME OF MEETING
----                                                ---------------
Global High Income Dollar Fund Inc. ..............       2:30
Insured Municipal Income Fund Inc. ...............       3:00
Investment Grade Municipal Income Fund Inc. ......       3:30
Managed High Yield Plus Fund Inc. ................       4:00
Strategic Global Income Fund, Inc. ...............       4:30

                                                                       EXHIBIT B

               STATE OF ORGANIZATION, FISCAL YEAR END AND SHARES
                         OUTSTANDING AS OF RECORD DATE

                                  FISCAL       STATE OF          SHARES OUTSTANDING
FUND NAME*                       YEAR END    ORGANIZATION      AS OF THE RECORD DATE
----------                      -----------  -------------  ----------------------------
Global High Income............  10/31        Maryland                         19,439,667

Insured Municipal.............  3/31         Maryland       Common Stock      20,628,363

                                                            APS (Series
                                                            A, B, C, D,
                                                            E & F)                 4,200

Investment Grade Municipal....  9/30         Maryland       Common Stock      10,356,667

                                                            APS (Series
                                                            A, B, & C)             2,200

Managed High Yield............  5/31         Maryland                         60,211,773

Strategic Global..............  11/30        Maryland                         18,258,828

-------------------

* A listing of the shorthand names that are used in this Exhibit and throughout this Proxy Statement to refer to each Fund is set forth in Exhibit C.

                                                                       EXHIBIT C

                        LIST OF SHORTHAND NAMES OF FUNDS
                        AS USED IN THIS PROXY STATEMENT

FUND NAME                                           NAME AS USED IN THIS PROXY STATEMENT
---------                                           ------------------------------------
GLOBAL HIGH INCOME DOLLAR
  FUND INC........................................  Global High Income

INSURED MUNICIPAL INCOME FUND INC.................  Insured Municipal

INVESTMENT GRADE MUNICIPAL INCOME FUND INC........  Investment Grade Municipal

MANAGED HIGH YIELD PLUS FUND INC..................  Managed High Yield

STRATEGIC GLOBAL INCOME FUND, INC.................  Strategic Global

                                                                       EXHIBIT D

                            BOARD MEMBER AND NOMINEE
                            OWNERSHIP OF FUND SHARES

                                                    AGGREGATE DOLLAR RANGE
                                                     OF EQUITY SECURITIES
                                                      IN ALL REGISTERED
                                                     INVESTMENT COMPANIES
                                                      OVERSEEN OR TO BE
                                                      OVERSEEN BY BOARD
                                                      MEMBER OR NOMINEE
                                                     FOR WHICH UBS GLOBAL
                                                      AM OR AN AFFILIATE
                                                     SERVES AS INVESTMENT
                                                     ADVISOR, SUB-ADVISOR
BOARD MEMBER OR NOMINEE+*                                OR MANAGER**
-------------------------                           ----------------------
CURRENT BOARD MEMBERS
Interested Board Member
  Meyer Feldberg                                        Over $100,000
Non-Interested Board Members
  Richard Q. Armstrong                                  Over $100,000
  David J. Beaubien                                     Over $100,000
  Richard R. Burt                                       Over $100,000
NOMINEES
  Alan S. Bernikow                                        None
  Bernard H. Garil                                      Over $100,000
  Heather Richardson Higgins                              None

---------------------

  + The current Board Members standing for re-election and Nominees do not own shares of the closed-end Funds named in this proxy statement as of November 23, 2005.

  * To the extent they have not already done so, the current Board Members and Nominees have each agreed to invest the equivalent of a minimum of one year's Board Member's fees, in the aggregate, in the funds in the UBS Fund complex. Such investments may be spread across a number of funds, and they may not necessarily be made in any one particular fund overseen. The investment will be made over a period not to exceed three years from the beginning of 2004 or the date of their election to the Board, whichever is later.

 ** Information regarding aggregate ownership of shares in all registered investment companies overseen by current Board Members and new Nominees for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of November 23, 2005.

                                                                       EXHIBIT E

                            AUDIT COMMITTEE CHARTER
                    AMENDED AND RESTATED AS OF MAY 12, 2004

ESTABLISHMENT AND PURPOSE

    This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each fund (the "Fund") advised by UBS Global Asset Management (US) Inc. ("UBS Global") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to assist Board oversight of (1) the integrity of the Fund's financial statements,
(2) the Fund's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence and (4) the performance of the Fund's independent auditors.

    In performing its Board oversight assistance function, the Committee will, among other things (a) oversee the scope of the Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as determining the compensation thereof; and (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors.

DUTIES AND RESPONSIBILITIES

    AUDIT OVERSIGHT

    The Fund's independent auditors are accountable to the Committee.

    The Committee shall:

    1. Approve, and recommend to the Board for the Board's ratification, the selection, appointment, retention or termination of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

    2. Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve,

------------------------

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

       Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

       including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global or the Fund's officers).

    3. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors' independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

    4. Review, in consultation with the independent auditors, the scope of the Fund's proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund's financial statements.

    5. Inquire of UBS Global and the independent auditors as to the Fund's qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

    6. [Closed-end Funds only] Review and discuss the Fund's audited annual financial statements and unaudited semiannual reports with UBS Global and, in the case of the audited financials, the independent auditors, including the Fund's disclosure of management's discussion of Fund performance.

    7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement, and management's response.

    8. Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard
        No. 1, or any subsequent Statement.

    9. Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund's service providers.

10. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund's sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund's sub-adviser(s), if any, that relates to services rendered to the Fund.

11. Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures (set forth on Appendix C hereto) for the confidential, anonymous submission by Fund officers or employees and the Fund's investment adviser (including sub-advisers, if any), administrator(s), principal underwriter or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters related to the Fund.

12. Request that the independent auditors report to the Committee on any unusual items or matters discovered during the course of any semi-annual or other reviews.

13. [Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund's officers and UBS Global; and prepare the audit committee report required to be included in the Fund's proxy statement for its annual meeting of shareholders.

14. [Closed-end Funds only] At least annually, obtain and review a report by the Fund's independent auditors describing (i) the independent auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with such issues; and (iii) (to assess the independent auditors' independence) all relationships between the independent auditor and the Fund.

15. [Closed-end Funds only] Discuss in general the Fund's periodic earnings releases, as well as any financial information and earnings guidance provided to analysts and rating agencies.

16. [Closed-end Funds only] Discuss policies with respect to risk assessment and risk management.

17. [Closed-end Funds only] Review hiring policies of UBS Global and the Fund, if any, for employees and former employees of the Fund's independent auditors.

18. [Closed-end Funds only] Prepare an annual performance evaluation of the Committee for the Board's review.

19. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    In performing its duties, the Committee shall be provided by UBS Global, the Fund's sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, UBS Global, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers and, as it determines necessary to carry out its duties and at the Fund's expense, may engage outside advisors and consultants. In carrying out its functions, the Committee shall meet separately, periodically, with management and with the Fund's independent auditors. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

COMPOSITION

    The Committee shall have a minimum of three members and shall be composed of a number of Board members, each of whom has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), as the Board shall determine from time to time. Each member of the Committee must also meet the independence and experience requirements as set forth in Sections 303A.07(a) and 303.01(b)(2)(a) of the New York Stock Exchange's Listed Company Manual, in each case as applicable to closed-end Funds. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.(2)

------------------------

2 In the case of a newly-organized UBS fund, the Chairperson(1)s term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

    In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an "audit committee financial expert," as determined under the rules of the Securities and Exchange Commission.
Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

    For those Funds listed on the NYSE, no member of the Committee may serve on the audit committees of more than three public companies, including all Funds managed by UBS Global (deemed for these purposes to be a single public company), unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively.

MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund's counsel, UBS Global, the Fund's sub-adviser(s), if any, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund's independent auditors at least once a year outside the presence of the Fund's officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund's officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

    One-third of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

    The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

    While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund's audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund's financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

    In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

    This Charter may be amended by a vote of a majority of the Board members.

Appendix A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
*Strategic Global Income Fund, Inc.
*Global High Income Dollar Fund Inc.
*Investment Grade Municipal Income Fund Inc.
*Insured Municipal Income Fund Inc.
*Managed High Yield Plus Fund Inc.

*Closed-end Funds. The duties and responsibilities of any provision applicable exclusively to closed-end funds apply to these funds only.

Appendix B

                 AUDIT COMMITTEE FINANCIAL EXPERT REQUIREMENTS

    An "audit committee financial expert" is a person who has the following attributes:

        an understanding of generally accepted accounting principles and financial statements;

        the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

        experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

        an understanding of internal controls and procedures for financial reporting; and

        an understanding of audit committee functions.

    A person must have acquired such attributes through one or more of the following:

        education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

        experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

        experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

        other relevant experience.

Appendix C

                        POLICIES OF THE AUDIT COMMITTEE
                  REGARDING CONCERNS OR COMPLAINTS RELATING TO
                  ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR
                   AUDITING MATTERS OR OTHER MATTERS RELATING
                         TO THE OPERATIONS OF THE FUND

INTRODUCTION

    The following policies are adopted by the Board of each fund ("Fund") advised by UBS Global Asset Management (US) Inc. ("UBS Global AM") listed on Appendix A to the Fund's Audit Committee Charter ("Charter").

    These policies shall constitute an amendment to, and a part of, the Charter and shall be designated as Appendix C to the Charter. These policies constitute the procedures to be established pursuant to Item 10 of "Duties and Responsibilities--Audit Oversight" in the Charter; however, the Board has decided to extend the benefit of these policies to all Funds, not just those exchange-listed Funds that are required to establish such procedures pursuant to
Section 301 of the Sarbanes-Oxley Act and Rule 303A of the New York Stock Exchange Inc. Listed Company Manual.

    These policies establish (1) procedures for the receipt, retention and treatment of complaints received by the Fund (including Fund officers) regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund, (2) procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the investment adviser (and sub-advisor, if applicable), administrator (and sub-administrator, if applicable), principal underwriter (if any), or any other provider of accounting related services for the Fund (each a "Service Provider") and (3) protections for such persons bringing complaints or concerns to the attention of the Board's Audit Committee (the "Committee").

REPORTING

    It is expected that all board members and officers, as well as employees of each Service Provider, will report promptly any concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund. Employees of Service Providers (including Fund officers) should first consider exhausting any internal reporting mechanisms at their firm before directly contacting the Chairperson of the Committee (or in the event of a potential conflict involving such person, any other member of the Committee). If such a person does not receive a satisfactory response within a reasonable period of time, or if he or she believes that utilizing internal reporting mechanisms would be futile or otherwise undesirable, he or she should (1) in the case of Service Providers under the supervision of UBS Global AM (e.g., State Street Bank and Trust or PFPC, Inc.), contact UBS Global AM via the "ethics hotline" and/or mailbox referenced below (unless such person believes that using such "ethics hotline" and/or mailbox would be futile or otherwise undesirable, in which case he or she should report concerns as directed in the remainder of this sentence); or (2) in the case of all other persons, contact the Chairperson of the Committee directly (or in the event of a potential conflict involving such person, any other member of the Committee).

    The Committee requests that each Service Provider promptly inform it of complaints or concerns received from its employees pursuant to these or any similar policies it may have if such complaints or concerns are reasonably believed to relate to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund.

    The Committee directs UBS Global AM to communicate these policies to its primary contact(s) at each other Service Provider. Each Service Provider, including UBS Global AM, shall be directed to make these methods by which complaints or concerns can be communicated known to its employees who are primarily involved in accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund that could reasonably be expected to impact the Fund. If any Service Provider refuses such request, UBS Global AM shall notify the Committee of the Service Provider's reasons for non-cooperation, and the Committee shall recommend to the Board such actions as it believes appropriate.

NON RETALIATION

    The Fund prohibits any form of retaliation being taken against any board member or officer, and shall request that each Service Provider not take any form of retaliation against its employees, as a result of such person lawfully engaging in any of the following "Covered Activities":

    1. reporting concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund; or

    2. assisting in an internal or external investigation conducted by the Fund or a Service Provider regarding such concerns or complaints; or

    3. filing, testifying, participating or otherwise assisting in a criminal or regulatory proceeding relating to the Fund or a Service Provider.

    To the extent possible, the Board shall seek assurances from Service Providers that they shall not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of his or her employment because such employee has made a report of a concern or complaint or engaged in any other Covered Activities under these policies. In addition, the Board shall seek assurances from Service Providers that they shall not knowingly, with the intent to retaliate, take any action harmful to any employee, including interference with the lawful employment or livelihood of any person, for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any crime.

CONFIDENTIALITY

    Reasonable efforts will be made to keep a reporting person's identity confidential. In certain circumstances, however, it may be possible that in the course of the investigation, facts must be disclosed that would require the identity of the reporting person to be disclosed. Accordingly, in such circumstances, it is not possible to give a blanket guarantee of confidentiality. However, the Committee shall take all reasonable steps (and ask its Service Providers to make reasonable efforts) to attempt to safeguard the submission of information on a confidential basis.

    A Fund Person or Service Provider employee may submit information anonymously to the Committee through a letter addressed directly to the Chairman of the Committee (or in the event of a potential conflict involving such person, to any other member of the Committee at the Chairman's (or other Committee member's) address as specified in the Fund's Annual Report to Shareholders. The Committee recognizes that certain Service Providers have established their own procedures for the confidential, anonymous receipt of concerns or complaints and requests that Service Providers promptly report to the Committee any concerns or complaints relating to the matters discussed herein.

ETHICS HOTLINE & MAILBOX

    Where circumstances preclude the use of conventional channels, UBS Global AM has established an ethics hotline and a physical mailbox to facilitate the confidential, anonymous submission of concerns regarding potential legal/ regulatory violations and questionable accounting or auditing matters or other matters relating to the operations of a Fund or other ethical dilemmas. The hotline is available for leaving a voicemail message 24-hours a day, seven days a week. In order to protect confidentiality, only the UBS Global AM General Counsel and Chief Compliance Officer will be authorized to retrieve messages. Please utilize the hotline and the mailbox only for this stated purpose. The ethics hotline number is 866-237 1851. Written submissions should be addressed to: UBS Global Asset Management (US) Inc., Attn: ETHICS, 51 West 52nd Street, New York, NY 10019-6114.

BREACH OF THIS POLICY

    Retaliatory conduct which amounts to a breach of this policy could result in criminal or regulatory sanctions or civil liability or have an adverse effect on the Fund's or a Service Provider's reputation. As a result, a breach of this policy may constitute gross misconduct and may result in disciplinary action up to and including dismissal from service as a board member or officer, or with respect to a Service Provider, the Board's decision to terminate any Fund contracts or other relationships with the Service Provider.

RETENTION AND TREATMENT OF INFORMATION REGARDING CONCERNS AND COMPLAINTS

    The Committee minutes shall reflect the receipt, retention and treatment of information received pursuant to this policy. The Committee shall have the power to obtain the resources it deems necessary and appropriate to investigate any information regarding such concerns or complaints, including obtaining the assistance of special counsel, auditors or other advisors or consultants to assist it in carrying out its responsibilities.

                                                                      (May 2004)

                                                                       EXHIBIT F

             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

                  AMENDED AND RESTATED AS OF NOVEMBER 10, 2004

ESTABLISHMENT AND PURPOSE

This document serves as the Charter for the Nominating and Corporate Governance Committee (the "Committee") of the Board of each fund (the "Fund") advised by UBS Global Asset Management (US) Inc. ("UBS Global") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) identify individuals qualified to serve as members of the Board of Directors/Trustees (the "Board") of each Fund; (b) make recommendations to the Board on the composition of the Board; (c) recommend committee assignments and responsibilities to the Board; (d) make recommendations to the Board regarding corporate governance matters and responsibilities; and
(e) periodically assess the functioning of the Board and its committees (including the Committee).

COMPOSITION

    1. The Committee shall consist of three or more Board members who are not "interested persons" of the Fund, as that term is defined in
        Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"). Each member of the Committee must also meet the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange (the "NYSE"). Each Committee member shall serve until a successor to such member is duly elected or qualified or until such member's resignation or removal from the Board or the Committee.

    2. The Committee shall elect a chairperson (the "Chairperson") of the Committee, who shall preside over Committee meetings.

    3. The compensation of the Chairperson and the Committee members shall be as determined by the Board.

NOMINATION AND APPOINTMENT POLICY

    1. The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

    2. In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

        - whether or not the person is an "interested person" as defined in the 1940 Act, meets the independence and experience requirements of the NYSE cited above and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

        - whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

        - whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

        - the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight,

        - the interplay of the candidate's experience with the experience of other Board members; and

        - the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

    3. While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Fund shareholders if a vacancy occurs among those Board members who are Independent Board Members. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund's disclosure documents. The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

    4. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

DUTIES AND RESPONSIBILITIES

    1. The Committee shall identify individuals believed to be qualified to become Board members and recommend to the Board the nominees to either
        (i) be elected by the Board or (ii) stand for election as Board members at the annual or special meeting of shareholders, as applicable.

    2. The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

    3. The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the Board members, including, as it deems necessary, any term limits and mandatory retirement age.

    4. The Committee shall review, as it deems necessary, and make recommendations to the Board with regard to the compensation of Board and committee chairpersons.

    5. The Committee shall have the authority to retain and terminate any search firm to be used to identify Board nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

    6. The Committee shall be responsible for overseeing an annual evaluation of the Board and its committees to determine whether the Board and its committees are functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare a summary of the performance of the Board and its committees, to be discussed with the Board.

    7. The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to
        (a) the nomination of the Board or any committee members, (b) corporate governance matters and (c) Board and committee evaluation matters.

SUBCOMMITTEES

    1. The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

MEETINGS

    1. The Committee shall meet at such times as it deems necessary or appropriate to carry out its duties. Meetings of the Committee may be held in person, by telephone or by other appropriate means. The Committee may also take action by unanimous written consent.

    2. One-half of the Committee's members shall constitute a quorum, if at least two members are present. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

    3. The Committee shall keep written minutes of its meetings, which minutes shall be maintained within the books and records of the Fund, and the Committee shall report to the Board on its meetings.

    4. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

    5. The Committee shall have the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks that will be reimbursed by the Fund.

REPORTING

    1. The Chairperson shall report to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

AMENDMENTS

    1. This Charter may be amended by a vote of a majority of the Board members.

Schedule A

UBS Managed Municipal Trust
UBS Series Trust
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
Strategic Global Income Fund, Inc.
Global High Income Dollar Fund Inc.
Investment Grade Municipal Income Fund Inc.
Insured Municipal Income Fund Inc.
Managed High Yield Plus Fund Inc.

                                                                       EXHIBIT G

                        AUDIT FEES PAID TO FUND AUDITORS

                                          AUDIT FEES PAID FOR  AUDIT FEES PAID FOR
                                          MOST RECENT FISCAL   SECOND MOST RECENT
FUND                                             YEAR*            FISCAL YEAR*
----                                      -------------------  -------------------
GLOBAL HIGH INCOME......................        $51,400              $46,100
INSURED MUNICIPAL.......................         37,300               45,650
INVESTMENT GRADE MUNICIPAL..............         28,600               36,750
MANAGED HIGH YIELD......................         67,300               40,300
STRATEGIC GLOBAL........................         51,400               47,300

-------------------

  *  The fiscal year end for each Fund is listed in Exhibit B.

                                                                       EXHIBIT H

                    AUDIT-RELATED FEES PAID TO FUND AUDITORS

                                          AUDIT-RELATED FEES  AUDIT-RELATED FEES
                                            PAID FOR MOST      PAID FOR SECOND
                                            RECENT FISCAL     MOST RECENT FISCAL
FUND                                            YEAR*               YEAR*
----                                      ------------------  ------------------
GLOBAL HIGH INCOME......................       $ 3,712             $ 3,500
INSURED MUNICIPAL.......................        12,500              15,618
INVESTMENT GRADE MUNICIPAL..............         7,712              12,693
MANAGED HIGH YIELD......................        20,500              21,618
STRATEGIC GLOBAL........................         3,712               3,500

-------------------

  *  The fiscal year end for each Fund is listed in Exhibit B.

                                                                       EXHIBIT I

                         TAX FEES PAID TO FUND AUDITORS

                                           TAX FEES PAID FOR     TAX FEES PAID FOR
                                           MOST RECENT FISCAL    SECOND MOST RECENT
FUND                                             YEAR*              FISCAL YEAR*
----                                       ------------------    ------------------
GLOBAL HIGH INCOME......................            $9,775                $9,200
INSURED MUNICIPAL.......................             2,600                 9,700
INVESTMENT GRADE MUNICIPAL..............             8,950                11,400
MANAGED HIGH YIELD......................            11,050                15,100
STRATEGIC GLOBAL........................            11,980                11,300

-------------------

  *  The fiscal year end for each Fund is listed in Exhibit B.

                                                                       EXHIBIT J

                 AGGREGATE NON-AUDIT FEES PAID TO FUND AUDITORS

                                 AGGREGATE NON-AUDIT FEES     AGGREGATE NON-AUDIT FEES
                                   PAID FOR MOST RECENT     PAID FOR SECOND MOST RECENT
                                       FISCAL YEAR*                 FISCAL YEAR*
                                --------------------------  ----------------------------
                                              ON BEHALF OF                 ON BEHALF OF
                                               THE FUND'S                   THE FUND'S
                                               INVESTMENT                   INVESTMENT
                                              ADVISOR AND                   ADVISOR AND
                                               ANY ENTITY                   ANY ENTITY
                                              CONTROLLING,                 CONTROLLING,
                                               CONTROLLED                   CONTROLLED
                                              BY, OR UNDER                 BY, OR UNDER
                                                 COMMON                       COMMON
                                              CONTROL WITH                 CONTROL WITH
                                                  THE                           THE
                                               INVESTMENT                   INVESTMENT
                                              ADVISOR THAT                 ADVISOR THAT
                                                PROVIDES                     PROVIDES
                                                ONGOING                       ONGOING
                                ON BEHALF OF  SERVICES TO   ON BEHALF OF    SERVICES TO
FUND                              THE FUND      THE FUND      THE FUND       THE FUND
----                            ------------  ------------  ------------   ------------
GLOBAL HIGH INCOME............    $13,487      $2,894,820      $12,700      $3,434,698
INSURED MUNICIPAL.............     15,100         120,780       25,318         411,000
INVESTMENT GRADE MUNICIPAL....     16,662          53,500       24,093         486,000
MANAGED HIGH YIELD............     31,550         128,500       36,718         411,000
STRATEGIC GLOBAL..............     15,692       3,021,983       14,800       3,357,841

-------------------

  *  The fiscal year end for each Fund is listed in Exhibit B.

                                                                       EXHIBIT K

                       SCHEDULE OF BOARD, AUDIT COMMITTEE
                                      AND
             NOMINATING AND CORPORATE GOVERNANCE COMMITTEE MEETINGS

                                                    NUMBER OF
                                                    MEETINGS
                                                    OVER THE
                                                     FUND'S
                                                     FISCAL
FUND                                                  YEAR*
----                                                ---------
GLOBAL HIGH INCOME
  Board...........................................        7
  Audit Committee.................................        7
  Nominating and Corporate Governance Committee...        5
INSURED MUNICIPAL
  Board...........................................        8
  Audit Committee.................................        6
  Nominating and Corporate Governance Committee...        3
INVESTMENT GRADE MUNICIPAL
  Board...........................................        5
  Audit Committee.................................        6
  Nominating and Corporate Governance Committee...        6
MANAGED HIGH YIELD
  Board...........................................        9
  Audit Committee.................................        7
  Nominating and Corporate Governance Committee...        5
STRATEGIC GLOBAL
  Board...........................................        6
  Audit Committee.................................        7
  Nominating and Corporate Governance Committee...        5

-------------------

  *  The fiscal year end for each Fund is listed in Exhibit B.

                                                                       EXHIBIT L

                       LENGTH OF SERVICE OF ERNST & YOUNG

                                                       LENGTH OF
FUND                                                    SERVICE
----                                                   ---------
GLOBAL HIGH INCOME................................  Since 2001
INSURED MUNICIPAL.................................  Since Inception
INVESTMENT GRADE MUNICIPAL........................  Since 2001
MANAGED HIGH YIELD................................  Since Inception
STRATEGIC GLOBAL..................................  Since Inception

PROXY STATEMENT

                           ------------------------
                           NOTICE OF
                           SHAREHOLDERS MEETINGS
                           TO BE HELD ON
                           FEBRUARY 3, 2006
                           AND
                           PROXY STATEMENT
                           ------------------------

PROXY
                                                                       ZIGC22

                                                                    COMMON STOCK
                                                                        PROXY

                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 3, 2006

     The undersigned hereby appoints as proxies Keith A. Weller and Cynthia Carney and each of them (with full power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed.

     UNLESS INDICATED TO THE CONTRARY, THE PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc, P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc, has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


-------------                                                      -------------
|SEE REVERSE|      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      |SEE REVERSE|
|   SIDE    |                                                      |   SIDE    |
-------------                                                      -------------

                                                                         ZIGC21

                                                                        |   4996
                                                                        |
                                                                        ----

/X/  PLEASE MARK
     VOTE AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.

1.   To elect as directors:

     NOMINEES: (01) Richard Q. Armstrong, (02) David J. Beaubien,
               (03) Alan S. Bernikow, (04) Bernard H. Garil and
               (05) Heather Richardson Higgins

                   FOR                    WITHHOLD
                   ALL    / /         / / FROM ALL
                 NOMINEES                 NOMINEES

             / / __________________________________________
                  For all nominees except as noted above.

                            Mark box at right if an address change or       / /
                            comment has been noted on this card.

                            This proxy will not be voted unless it is dated and signed exactly as instructed below:

                            If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
                            "ABC Corp., John Doe, Treasurer."

                            Sign exactly as name appears hereon.


Signature:
(if held jointly) _____________ Date: _____ Signature: ____________ Date: ______

                                   DETACH HERE                         ZINC32

                                                                    COMMON STOCK
                                                                       PROXY

                       INSURED MUNICIPAL INCOME FUND INC.

               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 3, 2006

     The undersigned hereby appoints as proxies Keith A. Weller and Cynthia Carney and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


-------------                                                      -------------
|SEE REVERSE|      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      |SEE REVERSE|
|   SIDE    |                                                      |   SIDE    |
-------------                                                      -------------

INSURED MUNICIPAL INCOME FUND INC.
Proxy Services
C/O PFPC Inc.
P.O. Box 8586
Edison, NJ 08818-9452

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL     ZINC31

                                                                        |   4997
                                                                        |
                                                                        ----

/X/  PLEASE MARK
     VOTE AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1. To elect as directors:

   NOMINEES: (01) Richard Q. Armstrong, (02) David J. Beaubien,
             (03) Alan S. Bernikow, (04) Bernard H. Garil and
             (05) Heather Richardson Higgins

                   FOR                    WITHHOLD
                   ALL    / /         / / FROM ALL
                 NOMINEES                 NOMINEES

             / / ___________________________________________
                  For all nominees except as written above.

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    / /

                            This proxy will not be voted unless it is dated and signed exactly as instructed below:

                            If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
                            "ABC Corp., John Doe, Treasurer."

                            Sign exactly as name appears hereon.


Signature:
(if held jointly) _____________ Date: _____ Signature: ____________ Date: ______

                                   DETACH HERE                         ZSGI42

                                                                    COMMON STOCK
                                                                       PROXY

                       STRATEGIC GLOBAL INCOME FUND, INC.

                ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 3, 2006

     The undersigned hereby appoints as proxies Keith A. Weller and Cynthia Carney and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STRATEGIC GLOBAL INCOME FUND, INC.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


-------------                                                      -------------
|SEE REVERSE|        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    |SEE REVERSE|
|   SIDE    |                                                      |   SIDE    |
-------------                                                      -------------

STRATEGIC GLOBAL
INCOME FUND, INC.
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586

                                   DETACH HERE                            ZSGI41

                                                                        |   4989
                                                                        |
                                                                        ----

/X/  PLEASE MARK
     VOTE AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1. To elect as directors:

   NOMINEES: (01) Richard Q. Armstrong, (02) David J. Beaubien,
             (03) Alan S. Bernikow, (04) Richard R. Burt,
             (05) Meyer Feldberg, (06) Bernard H. Garil and
             (07) Heather Richardson Higgins

                   FOR                    WITHHOLD
                   ALL    / /         / / FROM ALL
                 NOMINEES                 NOMINEES

            / /  __________________________________________
                 For all nominees except as written above.

                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  / /

                           This proxy will not be voted unless it is dated and signed exactly as instructed below:

                           If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example, "ABC Corp., John Doe, Treasurer."

                           Sign exactly as name appears hereon.


Signature:
(if held jointly) _____________ Date: _____ Signature: ____________ Date: ______

                                   DETACH HERE                            ZMHY72

                                      PROXY

                       MANAGED HIGH YIELD PLUS FUND INC.

               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 3, 2006

     The undersigned hereby appoints as proxies Keith A. Weller and Cynthia Carney and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MANAGED HIGH YIELD PLUS FUND INC.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


-------------                                                      -------------
|SEE REVERSE|        CONTINUED AND TO BE SIGNED ON REVERSE SIDE    |SEE REVERSE|
|   SIDE    |                                                      |   SIDE    |
-------------                                                      -------------

MANAGED HIGH YIELD
PLUS FUND INC.
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-9452

         DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL         ZMHY71

                                                                        |   4994
                                                                        |
                                                                        ----

/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1. To elect as directors:

   NOMINEES:   (01) Richard Q. Armstrong, (02) David J. Beaubien,
               (03) Alan S. Bernikow, (04) Richard R. Burt,
               (05) Meyer Feldberg, (06) Bernard H. Garil and
               (07) Heather Richardson Higgins

                   FOR                    WITHHOLD
                   ALL    / /         / / FROM ALL
                 NOMINEES                 NOMINEES

            / / ___________________________________________
                For all nominee(s) except as written above.

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    / /

                            This proxy will not be voted unless it is dated and signed exactly as instructed below:

                            If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example, "ABC Corp., John Doe, Treasurer."

                            Sign exactly as name appears hereon.


Signature:
(if held jointly) _____________ Date: _____ Signature: ____________ Date: ______

       DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL        ZGHI92

                                                                    COMMON STOCK
                                                                       PROXY

                       GLOBAL HIGH INCOME DOLLAR FUND INC.

                ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 3, 2006

     The undersigned hereby appoints as proxies Keith A. Weller and Cynthia Carney and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL HIGH INCOME DOLLARS FUND INC.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


-------------                                                      -------------
|SEE REVERSE|      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      |SEE REVERSE|
|   SIDE    |                                                      |   SIDE    |
-------------                                                      -------------

GLOBAL HIGH INCOME
DOLLAR FUND, INC.
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-9452

      DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL          ZGHI91

                                                                       | 4993
                                                                       |
                                                                        ----

/X/  PLEASE MARK
     VOTE AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS VOTE "FOR"

1.   To elect as directors:

     NOMINEES:   (01) Richard Q. Armstrong, (02) David J. Beaubien, (03) Alan
                 S. Bernikow, (04) Richard R. Burt, (05) Meyer Feldberg,
                 (06) Bernard H. Garil and (07) Heather Richardson Higgins

                   FOR                    WITHHOLD
                   ALL    / /         / / FROM ALL
                 NOMINEES                 NOMINEES

             / / _________________________________________
                 For all nominees except as written above.

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    / /

                            This proxy will not be voted unless it is dated and signed exactly as instructed below:

                            If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example, "ABC Corp., John Doe, Treasurer."

                            Sign exactly as name appears hereon.

Signature:
(if held jointly) _____________ Date: _____ Signature: ____________ Date: ______

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                                                                          ZINM62

                                                                           APS
                                                                          PROXY

                       INSURED MUNICIPAL INCOME FUND INC.

               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 3, 2006

     The undersigned hereby appoints as proxies Keith A. Weller and Cynthia Carney and each of them (with power of substitution) to vote for the undersigned all shares of preferred stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


-------------                                                      -------------
|SEE REVERSE|      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      |SEE REVERSE|
|   SIDE    |                                                      |   SIDE    |
-------------                                                      -------------

INSURED MUNICIPAL INCOME FUND INC.
PROXY SERVICES
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-9452

       DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL        ZINM61

                                                                     | 4997
                                                                     |
                                                                      ----

/X/  PLEASE MARK
     VOTE AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1.   To elect as directors:

     NOMINEES:   (01) Richard Q. Armstrong, (02) David J. Beaubien, (03) Alan
                 S. Bernikow, (04) Richard R. Burt, (05) Meyer Feldberg,
                 (06) Bernard H. Garil and (07) Heather Richardson Higgins

                   FOR                    WITHHOLD
                   ALL    / /         / / FROM ALL
                 NOMINEES                 NOMINEES

            / /  _________________________________________
                 For all nominees except as written above.

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    / /

                            This proxy will not be voted unless it is dated and signed exactly as instructed below:

                            If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example, "ABC Corp., John Doe, Treasurer."

                            Sign exactly as name appears hereon.

Signature:
(if held jointly) _____________ Date: _____ Signature: ____________ Date: ______

PROXY

                                                                      ZIGP52

                                                                 PREFERRED STOCK
                                                                      PROXY

                   INVESTMENT GRADE MUNICIPAL INCOME FUND INC.

                ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 3, 2006

     The undersigned hereby appoints as proxies Keith A. Weller and Cynthia Carney and each of them (with full power of substitution) to vote for the undersigned all shares of preferred stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed.

     UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INSURED MUNICIPAL INCOME FUND INC.

YOUR VOTE IS IMPORTANT Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


-------------                                                      -------------
|SEE REVERSE|      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      |SEE REVERSE|
|   SIDE    |                                                      |   SIDE    |
-------------                                                      -------------

INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
PROXY SERVICES
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-9452

        DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZIGP51

                                                                    | 4996
                                                                    |
                                                                     ----

/X/  PLEASE MARK
     VOTE AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1.   To elect as directors:

     NOMINEES:   (01) Richard Q. Armstrong, (02) David J. Beaubien, (03) Alan
                 S. Bernikow, (04) Richard R. Burt, (05) Meyer Feldberg,
                 (06) Bernard H. Garil and (07) Heather Richardson Higgins

                   FOR                    WITHHOLD
                   ALL    / /         / / FROM ALL
                 NOMINEES                 NOMINEES


            / /  _________________________________________
                 For all nominees except as written above.

                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    / /

                            This proxy will not be voted unless it is dated and signed exactly as instructed below:

                            If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example, "ABC Corp., John Doe, Treasurer."

                            Sign exactly as name appears hereon.

Signature:
(if held jointly) _____________ Date: _____ Signature: ____________ Date: ______